UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2018

OTTAWA BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37914	81-2959182
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

925 LaSalle Street, Ottawa, Illinois 61350

(Address of principal executive offices) (Zip Code)

(815) 433-2525

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On February 5, 2018, Ottawa Bancorp, Inc. (the “Company”) issued a press release announcing its financial results for the three months and year ended December 31, 2017. A copy of the Company’s press release is attached as Exhibit 99.1 and is furnished herewith.

The information contained in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 8.01	Other Events

On February 5, 2018, the Company also announced that its annual meeting of stockholders will be held on Wednesday, May 16, 2018.

Item 9.01	Financial Statements and Other Exhibits

(d)	Exhibits

Number	Description

99.1	Press Release dated February 5, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

OTTAWA BANCORP, INC.

Date: February 6, 2018	By:	/s/ Jon Kranov
Jon Kranov
President and Chief Executive Officer